Fees Summary	Mar. 27, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 3,994,030,000
Previously Paid Amount	0
Total Fee Amount	611,486.02
Total Offset Amount	0
Net Fee	$ 611,486.02